UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 12, 2001

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina                                                  56-0939887
          (State of incorporation)                               (I.R.S. Employer Identification No.)

                                                                        200 West Second Street
                                                                   Winston-Salem, North Carolina                                         27101
                                                               (Address of principal executive offices)                                (Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 12 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the fourth quarter of 2000, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued January 12, 2001

January 12, 2001

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                                                                                      MEDIA
Tom A. Nicholson                               Scott E. Reed                                                          Bob Denham
Senior Vice President                          Sr. Exec. Vice President                                         Senior Vice President
Investor Relations                               Chief Financial Officer                                             Public Relations
(336) 733-3058                                 (336) 733-3088                                                       (336) 733-1002

BB&T reports record earnings for 2000; 4th quarter earnings per share up 18.4%

        WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today record results for 2000, the company's 19th consecutive year of record recurring earnings.

        Net income for the fourth quarter of 2000 totaled $232.6 million, excluding after-tax merger-related charges of $7.1 million, an increase of 17.2% compared to $198.4 million earned on a recurring basis in 1999. Results for the current quarter produced recurring diluted earnings per share of $.58, compared to $.49 in the fourth quarter of 1999, an increase of 18.4%. Excluding nonrecurring charges, BB&T's annualized return on average assets for the fourth quarter of 2000 was 1.63%, and the annualized return on average shareholders' equity for the quarter was 20.78%, compared to prior year ratios of 1.50% and 19.19%, respectively.

        Net income for the year ended Dec. 31, 2000, totaled $875.1 million, or $2.17 per diluted share, before nonrecurring merger-related charges and losses resulting from a restructuring of the securities portfolio. The merger-related charges totaled $105.3 million after related tax benefits, and the securities losses, which were taken in the second and third quarters of 2000, totaled $143.3 million after taxes. Excluding these nonrecurring items, net income for 2000 increased 14.0% compared to recurring results in 1999 and diluted earnings per share increased 13.6%. BB&T's 2000 full-year results, excluding nonrecurring charges, represented a return on average assets of 1.59% and a return on average shareholders' equity of 20.33%, compared to 1999 ratios of 1.51% and 18.97%, respectively.

        "I am delighted to report record earnings for both the fourth quarter and full year of 2000," said Chairman and Chief Executive Officer John A. Allison. "The past year presented many challenges for financial services companies due to higher interest rates and the resulting slowing of the U.S. economy. I am pleased that we accomplished substantially all of our financial objectives despite the difficult business environment. In particular, our asset quality has remained excellent. Based on the published results of our local and national peers, BB&T is among the nation's best-performing financial institutions. We are also encouraged that our stock price increased 36.3% during 2000, significantly outpacing our peers. This stock price growth continues an excellent long-term trend, as the compound annual total return to our shareholders over the last ten years has been 26.0%."

        BB&T's recurring cash basis earnings totaled $247.7 million for the fourth quarter of 2000, or $.62 per diluted share, increases of 16.2% and 17.0%, respectively, compared to prior year results. For the year, recurring cash basis earnings totaled $935.1 million, or $2.31 per diluted share, increases of 14.0% and 13.2%, respectively, over 1999 results. Cash basis earnings for 2000 generated a return on average tangible assets of 1.72% and a return on average tangible equity of 25.87%.

        Including nonrecurring items, net income for 2000 totaled $626.4 million, a decrease of 11.2% compared to $705.6 million earned in 1999. On a diluted per share basis, net income for 2000 was $1.55, a decrease of 11.4% compared to $1.75 earned in 1999. For the fourth quarter, net income, including nonrecurring charges, totaled $225.5 million, or $.56 per diluted share, compared to $166.8 million, or $.41 per diluted share earned in the fourth quarter last year, increases of 35.2% and 36.6%, respectively.

        BB&T continued to expand and enhance its franchise during 2000 through a number of bank and non-bank mergers and acquisitions. In January, BB&T completed a merger with Premier Bancshares, ($2 billion in assets) based in Atlanta, Ga. In June, BB&T completed mergers with Hardwick Holding Company, ($518 million in assets) of Dalton, Ga., and First Banking Company of Southeast Georgia, ($419 million in assets) based in Statesboro. In July, BB&T completed its merger with One Valley Bancorp, Inc., ($6.6 billion in assets) of Charleston, W.Va., and announced plans to merge with FCNB Corp., ($1.6 billion in assets) of Frederick, Md. In September, BB&T announced plans to acquire FirstSpartan Financial Corp., ($591 million in assets) of Spartanburg, S.C. In December, BB&T completed the acquisition of BankFirst Corporation, ($849 million in assets) of Knoxville, Tenn., and announced plans to merge with Century South Banks, ($1.6 billion in assets) of Alpharetta, Ga.

        BB&T Insurance Services, the 11th largest retail insurance broker in the country, continued its expansion during the year through the purchase of five insurance agencies. BB&T also acquired Edgar M. Norris & Co., headquartered in Greenville, S.C., the largest independent broker / dealer based in South Carolina; and Laureate Capital Corp., a commercial mortgage banking firm based in Charlotte, N.C., which is among the 25 largest commercial mortgage banking firms in the U.S.

        For the second time in three years, BB&T received recognition as the No. 1 "small business friendly" bank in the country according to a study released by the U.S. Small Business Administration. Additionally, BB&T was named a "Dividend Achiever" by Mergent FIS, a division of Moody's Investors Service. The 2000 fourth quarter dividend was $.23 per share, a 15% increase over the 1999 fourth quarter dividend of $.20.

        As of Dec. 31, 2000, BB&T had $59.3 billion in assets and 854 banking offices in the Carolinas, Georgia, Virginia, West Virginia, Tennessee, Kentucky, Maryland and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on Jan. 11 was $36.94 per share.

        For additional information about BB&T's financial performance, products and services, please visit our web site at www.BBandT.com.

        To hear a live webcast of BB&T's fourth quarter earnings conference call at 10 a.m. today, please visit our web site at www.BBandT.com. Replays of the conference call will be available through our web site until midnight (EST) Jan. 26.

        This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T's filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T's forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 3                                                  Investor Relations                 FAX(336) 733-3132

                                                                                      For the Three Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                        12/31/00             12/31/99                $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                                              $ 1,187,088         $ 1,024,612           $ 162,476                15.9%
    Interest expense                                                                      636,690              496,627            140,063                28.2

    Net interest income - taxable equivalent                                              550,398             527,985              22,413                 4.2

    Less: Taxable equivalent adjustment                                                    53,057              24,729              28,328               114.6

      Net interest income                                                                 497,341             503,256              (5,915)               (1.2)

    Provision for loan & lease losses                                                      35,000              24,359              10,641                43.7

      Net interest income after provision for loan & lease losses                         462,341             478,897             (16,556)               (3.5)

    Noninterest income                                                                    263,936             225,569              38,367                17.0
    Noninterest expense                                                                   393,909             406,935             (13,026)               (3.2)

    Income before income taxes                                                            332,368             297,531              34,837                11.7
    Provision for income taxes                                                             99,813              99,102                 711                  .7

      Income excluding nonrecurring items                                                 232,555             198,429              34,126                17.2

      Nonrecurring items, net of tax                                                        7,099              31,638             (24,539)                     NM

      Net income                                                                        $ 225,456           $ 166,791            $ 58,665                35.2%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                                          $ .59               $ .50               $ .09                18.0%
    Diluted earnings                                                                          .58                 .49                 .09                18.4

    Weighted average shares -                                        Basic            396,912,544         398,084,684
                                                                   Diluted            402,746,311         403,818,385
    Dividends paid on common shares                                                         $ .23               $ .20               $ .03                15.0%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                                 1.63%              1.50%
    Return on average equity                                                                20.78               19.19
    Net yield on earning assets (taxable equivalent)                                         4.17                4.28
    Efficiency (taxable equivalent) (1)                                                      48.5                53.8

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

    Net Income                                                                          $ 247,696           $ 213,228            $ 34,468                16.2%
    Diluted earnings per share                                                                .62                 .53                 .09                17.0
    Return on average tangible assets                                                        1.76%              1.63%
    Return on average tangible equity                                                       26.24               24.74
    Efficiency ratio (taxable equivalent) (1)                                                46.6                51.8

                                                                                      For the Three Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                        12/31/00             12/31/99                $                   %
INCOME STATEMENT

    Interest income - taxable equivalent                                              $ 1,187,088         $ 1,023,941           $ 163,147                15.9%
    Interest expense                                                                      636,690             496,627             140,063                28.2

    Net interest income - taxable equivalent                                              550,398             527,314              23,084                 4.4

    Less: Taxable equivalent adjustment                                                    53,057              24,729              28,328               114.6

      Net interest income                                                                 497,341             502,585              (5,244)               (1.0)

    Provision for loan & lease losses                                                      35,000              40,032              (5,032)              (12.6)

      Net interest income after provision for loan & lease losses                         462,341             462,553                (212)                (.0)

    Noninterest income                                                                    263,936             223,596              40,340                18.0
    Noninterest expense                                                                   404,826             435,275             (30,449)               (7.0)

    Income before income taxes                                                            321,451             250,874              70,577                28.1
    Provision for income taxes                                                             95,995              84,083              11,912                14.2

      Net income                                                                        $ 225,456           $ 166,791            $ 58,665                35.2%

PER SHARE DATA

    Basic earnings                                                                          $ .57               $ .42               $ .15                35.7%
    Diluted earnings                                                                          .56                 .41                 .15                36.6

    Weighted average shares -                                        Basic            396,912,544         398,084,684
                                                                   Diluted            402,746,311         403,818,385
    Dividends paid on common shares                                                         $ .23               $ .20               $ .03                15.0%
PERFORMANCE RATIOS

    Return on average assets                                                                 1.58%              1.26%
    Return on average equity                                                                20.14               16.13
    Net yield on earning assets (taxable equivalent)                                         4.17                4.27
    Efficiency (taxable equivalent) (1)                                                      48.5                53.8

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
           NM - not meaningful.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 4                                                  Investor Relations                 FAX(336) 733-3132

                                                                                     For the Twelve Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                        12/31/00             12/31/99                $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                                              $ 4,469,702         $ 3,872,886           $ 596,816                15.4%
    Interest expense                                                                    2,322,046           1,842,605             479,441                26.0

    Net interest income - taxable equivalent                                            2,147,656           2,030,281             117,375                 5.8

    Less: Taxable equivalent adjustment                                                   130,028              96,662              33,366                34.5

      Net interest income                                                               2,017,628           1,933,619              84,009                 4.3

    Provision for loan & lease losses                                                     107,981              98,760               9,221                 9.3

      Net interest income after provision for loan & lease losses                       1,909,647           1,834,859              74,788                 4.1

    Noninterest income (3)                                                                998,524             878,494             120,030                13.7
    Noninterest expense (4)                                                             1,621,577           1,575,708              45,869                 2.9

    Income before income taxes                                                          1,286,594           1,137,645             148,949                13.1
    Provision for income taxes                                                            411,514             370,347              41,167                11.1

      Income excluding nonrecurring items                                                 875,080             767,298             107,782                14.0

      Nonrecurring items, net of tax                                                      248,638              61,724             186,914                      NM

      Net income                                                                        $ 626,442           $ 705,574           $ (79,132)              (11.2)%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                                         $ 2.19              $ 1.94               $ .25                12.9%
    Diluted earnings                                                                         2.17                1.91                 .26                13.6

    Weighted average shares -                                        Basic            398,915,645         395,871,173
                                                                   Diluted            404,005,259         402,553,284
    Dividends paid on common shares                                                         $ .86               $ .75               $ .11                14.7%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                                 1.59%              1.51%
    Return on average equity                                                                20.33               18.97
    Net yield on earning assets (taxable equivalent)                                         4.19                4.27
    Noninterest income as a percentage of
      total income (taxable equivalent) (1)                                                  31.7                30.3
    Efficiency (taxable equivalent) (1)                                                      51.5                54.0

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

    Net Income                                                                          $ 935,074           $ 820,097           $ 114,977                14.0%
    Diluted earnings per share                                                               2.31                2.04                 .27                13.2
    Return on average tangible assets                                                        1.72%              1.63%
    Return on average tangible equity                                                       25.87               23.84
    Efficiency ratio (taxable equivalent) (1)                                                49.6                52.1

                                                                                     For the Twelve Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                        12/31/00             12/31/99                $                   %
INCOME STATEMENT

    Interest income - taxable equivalent                                              $ 4,469,702         $ 3,872,215           $ 597,487                15.4%
    Interest expense                                                                    2,322,046           1,842,605             479,441                26.0

    Net interest income - taxable equivalent                                            2,147,656           2,029,610             118,046                 5.8

    Less: Taxable equivalent adjustment                                                   130,028              96,662              33,366                34.5

      Net interest income                                                               2,017,628           1,932,948              84,680                 4.4

    Provision for loan & lease losses                                                     127,431             114,433              12,998                11.4

      Net interest income after provision for loan & lease losses                       1,890,197           1,818,515              71,682                 3.9

    Noninterest income                                                                    777,022             875,121             (98,099)              (11.2)
    Noninterest expense                                                                 1,761,539           1,647,179             114,360                 6.9

    Income before income taxes                                                            905,680           1,046,457            (140,777)              (13.5)
    Provision for income taxes                                                            279,238             340,883             (61,645)              (18.1)

      Net income                                                                        $ 626,442           $ 705,574           $ (79,132)              (11.2)%

PER SHARE DATA

    Basic earnings                                                                         $ 1.57              $ 1.78              $ (.21)              (11.8)%
    Diluted earnings                                                                         1.55                1.75                (.20)              (11.4)

    Weighted average shares -                                        Basic            398,915,645         395,871,173
                                                                   Diluted            404,005,259         402,553,284
    Dividends paid on common shares                                                         $ .86               $ .75               $ .11                14.7%

PERFORMANCE RATIOS

    Return on average assets                                                                 1.14%              1.39%
    Return on average equity                                                                14.55               17.45
    Net yield on earning assets (taxable equivalent)                                         4.19                4.27
    Efficiency (taxable equivalent) (1)                                                      51.5                54.0

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
           (3) Excluding purchase accounting transactions, noninterest income would have increased 6.2% for the twelve months and 10.5% for the quarter compared to the same periods in 1999. Excluding purchase accounting and mortgage income fluctuations, noninterest income would have increased 16.0% for the twelve months and 13.7% for the quarter.
           (4) Excluding purchase accounting transactions, noninterest expense would have decreased 1.8% for the twelve months and 5.5% for the quarter compared to the same periods in 1999.
           NM - not meaningful.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 5                                                  Investor Relations                 FAX(336) 733-3132

                                                                                 As of / For the Twelve Months Ended               Increase (Decrease)
(Dollars in thousands)                                                               12/31/00             12/31/99                $                   %
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value (1)                                                $ 13,947,856        $ 12,755,940         $ 1,191,916                 9.3%

    Commercial loans & leases                                                          21,496,877          18,177,375           3,319,502                18.3
    Consumer loans                                                                     10,107,970           9,135,324             972,646                10.6
    Revolving credit loans                                                                840,613             693,133             147,480                21.3
    Mortgage loans (1)                                                                  7,855,174           7,749,397             105,777                 1.4

      Total loans & leases (1)                                                         40,300,634          35,755,229           4,545,405                12.7

    Allowance for loan & lease losses                                                     521,960             477,296              44,664                 9.4
    Other earning assets                                                                  281,794             514,804            (233,010)              (45.3)

      Total earning assets                                                             54,355,298          49,520,319           4,834,979                 9.8

      Total assets                                                                     59,340,228          52,999,759           6,340,469                12.0

    Noninterest-bearing deposits                                                        5,063,909           4,847,976             215,933                 4.5
    Savings & interest checking                                                         2,106,379           2,978,811            (872,432)              (29.3)
    Money rate savings                                                                 11,114,041           9,592,326           1,521,715                15.9
    Time deposits                                                                      17,341,234          16,199,129           1,142,105                 7.1
    Other deposits                                                                      2,388,938             529,401           1,859,537               351.3

      Total deposits                                                                   38,014,501          34,147,643           3,866,858                11.3

    Short-term borrowed funds                                                           6,956,696           7,971,873          (1,015,177)              (12.7)
    Long-term debt                                                                      8,354,672           6,073,428           2,281,244                37.6

      Total interest-bearing liabilities                                               48,261,960          43,344,968           4,916,992                11.3

      Total shareholders' equity                                                      $ 4,785,925         $ 4,063,619           $ 722,306                17.8%

    Average balances

    Securities, at amortized cost (1)                                                $ 13,391,283        $ 13,217,708           $ 173,575                 1.3%

    Commercial loans & leases (1)                                                      19,615,769          17,028,228           2,587,541                15.2
    Consumer loans (1)                                                                  9,649,192           8,542,184           1,107,008                13.0
    Revolving credit loans (1)                                                            732,084             631,931             100,153                15.8
    Mortgage loans (1)                                                                  7,572,896           7,702,351            (129,455)               (1.7)

      Total loans & leases (1)                                                         37,569,941          33,904,694           3,665,247                10.8

    Other earning assets                                                                  311,774             434,495            (122,721)              (28.2)

      Total earning assets                                                             51,272,998          47,556,897           3,716,101                 7.8

      Total assets                                                                     54,962,316          50,864,492           4,097,824                 8.1

    Noninterest-bearing deposits (2)                                                    4,893,035           4,682,417             210,618                 4.5
    Savings & interest checking (2)                                                     2,646,809           3,205,315            (558,506)              (17.4)
    Money rate savings (2)                                                              9,789,555           8,795,744             993,811                11.3
    Time deposits (2)                                                                  16,779,074          16,090,258             688,816                 4.3
    Other deposits (2)                                                                  1,789,178             954,420             834,758                87.5

      Total deposits (2)                                                               35,897,651          33,728,154           2,169,497                 6.4

    Short-term borrowed funds                                                           6,684,688           6,270,755             413,933                 6.6
    Long-term debt                                                                      7,271,632           6,116,548           1,155,084                18.9

      Total interest-bearing liabilities                                               44,960,936          41,433,040           3,527,896                 8.5

      Total shareholders' equity                                                      $ 4,304,831         $ 4,043,984           $ 260,847                 6.5%

                                                                                                                As of / For the Three Months Ended
(Dollars in thousands)                                         12/31/00              9/30/00               6/30/00             3/31/00             12/31/99
MISCELLANEOUS INFORMATION

    Unrealized appreciation (depreciation) on securities
      available for sale, net of tax                             $ 103,519             $ (127,661)         $ (298,174)         $ (327,920)         $ (309,406)
    Derivatives (notional value)                                   725,878              1,752,086           2,354,529           2,145,951           1,701,611
    Unrealized (loss) gain on derivatives portfolio                    267                  5,864              (2,889)              3,306               2,007
    Common stock prices (daily close):                 High          38.25                  30.44               31.75               29.19               36.94
                                                        Low          27.38                  24.06               23.88               22.00               27.31
                                              End of period          37.31                  30.13               23.88               28.06               27.38
    Weighted average shares -                         Basic    396,912,544            399,662,723         399,767,789         399,333,329         398,084,684
                                                    Diluted    402,746,311            404,477,344         404,863,658         403,942,370         403,818,385
    End of period shares outstanding                           401,678,881            397,828,643         399,905,036         399,643,694         398,742,188
    End of period banking offices                                      854                    823                 830                 831                 831

NOTES:     All items referring to loans and leases include loans held for sale and are net of unearned income.
           (1) Balances reflect the securitization of $984.5 million of loans during 2000 and $304.8 million of loans during 1999. Excluding the impact of the securitizations and purchase accounting transactions, YTD average loans would have increased as follows:
                               Commercial loans and leases  14.7%                    Mortgage loans                      7.1%
                               Consumer loans               10.5                      Total loans                       11.9
                               Revolving credit loans       15.4
           (2) Excluding the effects of purchase accounting and the reduction in noninterest-bearing deposits resulting from outsourcing the issuance of official checks,
                 YTD average deposits would have increased as follows:
                               Noninterest-bearing deposits  4.3%                   Time and other deposits             7.8%
                               Other transaction accounts    2.6                     Total deposits                     5.4

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 6                                                  Investor Relations                 FAX(336) 733-3132

                                                                                              As of / For the Quarter Ended
(Dollars in thousands, except per share data)                  12/31/00              9/30/00               6/30/00             3/31/00             12/31/99
INCOME STATEMENTS EXCLUDING
    NONRECURRING ITEMS

    Interest income - taxable equivalent

    Interest & fees on loans & leases                            $ 933,610              $ 900,423           $ 860,814           $ 815,888           $ 795,458
    Interest & dividends on securities                             248,187                244,181             224,217             221,116             223,234
    Interest on short-term investments                               5,291                  5,084               5,427               5,464               5,920
      Total interest income - taxable equivalent                 1,187,088              1,149,688           1,090,458           1,042,468           1,024,612

    Interest expense

    Interest on deposits                                           402,381                393,197             354,400             330,298             313,852
    Interest on short-term borrowed funds                          106,646                 91,328             104,165              99,574              89,617
    Interest on long-term debt                                     127,663                126,512              99,596              86,286              93,158
      Total interest expense                                       636,690                611,037             558,161             516,158             496,627

    Net interest income - taxable equivalent                       550,398                538,651             532,297             526,310             527,985

    Less: Taxable equivalent adjustment                             53,057                 28,286              24,564              24,121              24,729

      Net interest income                                          497,341                510,365             507,733             502,189             503,256

    Provision for loan & lease losses                               35,000                 24,000              24,164              24,817              24,359

      Net interest income after provision for
       loan & lease losses                                         462,341                486,365             483,569             477,372             478,897

    Noninterest income

    Service charges on deposits                                     70,174                 68,343              65,009              60,558              62,572
    Mortgage banking income                                         26,481                 24,243              25,072              27,290              29,691
    Investment banking & brokerage fees & commissions               38,617                 36,488              41,258              45,601              37,138
    Trust revenue                                                   17,641                 20,297              19,476              18,602              18,110
    Agency insurance commissions                                    35,048                 34,283              30,798              29,598              24,929
    Other insurance commissions                                      4,450                  3,905               3,802               3,423               3,352
    Other nondeposit fees & commissions                             42,414                 38,226              35,400              31,954              31,210
    Securities gains (losses), net                                   4,380                      3                (469)                 10                   4
    Other income                                                    24,731                 26,503              26,399              18,516              18,563

      Total noninterest income                                     263,936                252,291             246,745             235,552             225,569

    Noninterest expense

    Personnel expense                                              222,553                221,356             222,408             225,434             211,441
    Occupancy & equipment expense                                   60,822                 62,585              60,918              61,314              60,463
    Foreclosed property expense                                      1,134                    467                 769                 828               1,337
    Amortization of intangibles & mortgage servicing rights         20,907                 19,874              19,868              19,261              21,153
    Other noninterest expense                                       88,493                102,108             110,958              99,520             112,541

      Total noninterest expense                                    393,909                406,390             414,921             406,357             406,935

    Income before income taxes                                     332,368                332,266             315,393             306,567             297,531
    Provision for income taxes                                      99,813                107,302             103,918             100,481              99,102

      Income excluding nonrecurring items                        $ 232,555              $ 224,964           $ 211,475           $ 206,086           $ 198,429

PER SHARE DATA EXCLUDING
    NONRECURRING ITEMS

    Basic earnings                                                   $ .59                  $ .56               $ .53               $ .52               $ .50
    Diluted earnings                                                   .58                    .56                 .52                 .51                 .49
    Dividends paid on common shares                                    .23                    .23                 .20                 .20                 .20
    Book value per common share                                    $ 11.91                $ 10.90             $ 10.69             $ 10.42             $ 10.19

RATIOS EXCLUDING
    NONRECURRING ITEMS

    Return on average assets                                          1.63%                 1.61%              1.57%              1.56%              1.50%
    Return on average equity                                         20.78                  20.25               20.12               20.13               19.19
    Net yield on earning assets (taxable equivalent)                  4.17                   4.16                4.20                4.24                4.28
    Efficiency (taxable equivalent) (1)                               48.5                   51.3                53.1                53.2                53.8
    Noninterest income as a percentage of
      total income (taxable equivalent) (1)                           32.0                   31.9                31.7                30.9                29.9
    Equity as a percentage of total assets
      end of period                                                    8.1                    7.7                 7.8                 7.7                 7.7
    Average earning assets as a percentage of
      average total assets                                            92.9                   93.1                93.5                93.7                93.4
    Average loans & leases as a percentage of
      average deposits                                               106.9                  104.2               104.0               103.5               103.1

CASH BASIS PERFORMANCE (2)

    Cash basis earnings excluding nonrecurring items             $ 247,696              $ 239,677           $ 226,769           $ 220,932           $ 213,228
    Diluted cash basis earnings per share                              .62                    .59                 .56                 .55                 .53
    Return on average tangible assets                                 1.76%                 1.74%              1.70%              1.69%              1.63%
    Return on average tangible equity                                26.24                  25.53               25.74               25.97               24.74
    Efficiency ratio (taxable equivalent) (1)                         46.6                   49.4                51.1                51.2                51.8

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 7                                                  Investor Relations                 FAX(336) 733-3132

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                         12/31/00              9/30/00               6/30/00             3/31/00             12/31/99
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value                              $13,947,856           $ 13,332,055        $ 12,893,473         $13,003,164        $ 12,755,940

    Commercial loans & leases                                   21,496,877             20,049,402          19,666,122          18,962,854          18,177,375
    Consumer loans                                              10,107,970              9,903,430           9,690,951           9,356,364           9,135,324
    Revolving credit loans                                         840,613                791,690             706,593             692,075             693,133
    Mortgage loans                                               7,855,174              7,673,991           7,626,935           7,514,396           7,749,397

      Total loans & leases                                      40,300,634             38,418,513          37,690,601          36,525,689          35,755,229

    Allowance for loan & lease losses                              521,960                505,576             489,067             484,441             477,296
    Other earning assets                                           281,794                337,527             380,321             432,690             514,804
      Total earning assets                                      54,355,298             52,285,140          51,438,491          50,486,040          49,520,319

      Total assets                                              59,340,228             56,670,815          55,044,810          53,990,909          52,999,759

    Noninterest-bearing deposits                                 5,063,909              4,856,375           5,091,342           5,091,276           4,847,976
    Savings & interest checking                                  2,106,379              2,271,620           2,589,608           2,895,365           2,978,811
    Money rate savings                                          11,114,041             10,167,957           9,742,352           9,708,262           9,592,326
    Time deposits                                               17,341,234             16,932,290          17,967,670          15,914,733          16,199,129
    Other deposits                                               2,388,938              1,806,834           1,047,057           1,267,815             529,401

      Total deposits                                            38,014,501             36,035,076          36,438,029          34,877,451          34,147,643

    Short-term borrowed funds                                    6,956,696              6,692,661           6,270,703           7,499,943           7,971,873
    Long-term debt                                               8,354,672              8,343,252           7,318,035           6,736,624           6,073,428

      Total interest-bearing liabilities                        48,261,960             46,214,614          44,935,425          44,022,742          43,344,968

      Total shareholders' equity                                 4,785,925              4,337,003           4,274,644           4,165,787           4,063,619

    Goodwill                                                       747,396                675,815             663,344             669,919             680,859
    Core deposit & other intangibles                                14,017                 14,888              17,222              16,555              15,762

      Total intangibles                                            761,413                690,703             680,566             686,474             696,621

      Mortgage servicing rights                                    237,890                217,686             192,707             189,724             189,809

      Negative goodwill                                           $ 14,264               $ 15,825            $ 17,385            $ 18,946            $ 20,507

    Average balances

    Securities, at amortized cost                              $13,483,213           $ 13,479,872        $ 13,335,345         $13,264,718        $ 13,447,769

    Commercial loans & leases (1)                               20,417,594             19,868,986          19,400,175          18,764,727          18,064,497
    Consumer loans (1)                                           9,913,897              9,751,532           9,580,530           9,346,776           9,130,553
    Revolving credit loans (1)                                     781,663                742,504             709,513             693,997             665,009
    Mortgage loans (1)                                           7,857,999              7,607,833           7,448,299           7,373,935           7,487,179

      Total loans & leases (1)                                  38,971,153             37,970,855          37,138,517          36,179,435          35,347,238

    Other earning assets                                           273,694                269,495             325,737             379,053             386,867

      Total earning assets                                      52,728,060             51,720,222          50,799,599          49,823,206          49,181,874

      Total assets                                              56,752,304             55,579,535          54,317,488          53,173,484          52,637,446

    Noninterest-bearing deposits (2)                             4,821,998              4,948,690           5,027,019           4,774,603           4,847,537
    Savings & interest checking (2)                              2,266,086              2,486,434           2,808,625           3,032,037           3,078,871
    Money rate savings (2)                                      10,432,002              9,774,421           9,604,312           9,340,592           9,176,080
    Time deposits (2)                                           17,065,293             17,303,413          16,553,425          16,185,219          16,308,160
    Other deposits (2)                                           1,882,889              1,913,184           1,719,644           1,638,640             866,315

      Total deposits (2)                                        36,468,268             36,426,142          35,713,025          34,971,091          34,276,963

    Short-term borrowed funds                                    6,693,489              5,756,069           7,001,270           7,298,032           6,940,113
    Long-term debt                                               8,247,480              8,173,862           6,610,451           6,034,097           6,582,262

      Total interest-bearing liabilities                        46,587,239             45,407,383          44,297,727          43,528,617          42,951,801

      Total shareholders' equity                               $ 4,452,562            $ 4,418,578         $ 4,226,740         $ 4,118,571         $ 4,101,967

RISK-BASED CAPITAL

    Risk-based capital:
      Tier 1                                                   $ 3,965,750            $ 3,789,670         $ 3,904,912         $ 3,829,510         $ 3,679,736
      Total                                                      5,122,503              4,930,292           5,029,010           5,061,765           4,901,622
    Risk-based capital ratios:
      Tier 1                                                           9.3%                  9.3%              10.0%              10.1%               9.9%
      Total                                                           12.0                   12.1                12.9                13.3                13.2
    Leverage capital ratio                                             7.1                    6.9                 7.2                 7.3                 7.1

NOTES:     All items referring to loans and leases include loans held for sale and are net of unearned income.
           (1) Balances reflect the securitization of $984.5 million of loans during 2000 and $304.8 million of loans during 1999. Excluding the impact of the securitizations and purchase accounting transactions, quarterly average loans would have increased as follows:
                               Commercial loans and leases  13.0%                    Mortgage loans                     19.2%
                               Consumer loans                8.5                     Total loans                        13.2
                               Revolving credit loans       17.5
           (2) Excluding the effects of purchase accounting and the reduction in noninterest-bearing deposits resulting from outsourcing the issuance of official checks, quarterly average deposits would have increased as follows:
                               Noninterest-bearing deposits  1.5%                   Time and other deposits            10.2%
                               Other transaction accounts    3.5                    Total deposits                      6.6

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 8                                                  Investor Relations                 FAX(336) 733-3132

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                         12/31/00              9/30/00               6/30/00             3/31/00             12/31/99
ASSET QUALITY ANALYSIS

    Allowance For Loan & Lease Losses
      Beginning balance                                          $ 505,576              $ 489,067           $ 484,441           $ 477,296           $ 467,106
      Allowance for acquired loans                                  12,934                      -                   -                   -               1,120
      Provision for loan & lease losses                             35,000                 38,200              27,914              26,317              40,032
       Charge-offs                                                 (41,994)               (29,002)            (31,135)            (27,981)            (39,866)
       Recoveries                                                   10,444                  7,311               7,847               8,809               8,904
      Net charge-offs                                              (31,550)               (21,691)            (23,288)            (19,172)            (30,962)
       Ending balance                                            $ 521,960              $ 505,576           $ 489,067           $ 484,441           $ 477,296

    Nonperforming Assets
      Nonaccrual loans & leases                                  $ 149,945              $ 124,276           $ 122,559           $ 117,607           $ 118,975
      Foreclosed real estate                                        26,130                 18,535              16,044              17,679              17,015
      Other foreclosed property                                     16,903                 16,042              13,694              16,105              14,879
      Restructured loans                                               492                    445                 501               1,471               1,681
       Nonperforming assets                                      $ 193,470              $ 159,298           $ 152,798           $ 152,862           $ 152,550

      Loans 90 days or more past due
       & still accruing                                           $ 72,256               $ 74,922            $ 62,602            $ 48,668            $ 59,974
      Loans 90 days or more past due & still accruing
       as a percentage of total loans and leases                       .18%                  .20%               .17%               .13%               .17%

    Asset Quality Ratios
      Nonaccrual and restructured loans & leases
       as a percentage of total loans & leases                         .37%                  .32%               .33%               .33%               .34%
      Nonperforming assets as a percentage of:
       Total assets                                                    .33                    .28                 .28                 .28                 .29
       Loans & leases plus
         foreclosed property                                           .48                    .41                 .41                 .42                 .43
      Net charge-offs as a percentage of
       average loans & leases                                          .32                    .23                 .25                 .21                 .35
      Allowance for loan & lease losses as
       a percentage of loans & leases                                 1.30                   1.32                1.30                1.33                1.33
      Ratio of allowance for loan & lease losses to:
       Net charge-offs                                                4.16 x                 5.86 x              5.22 x              6.28 x              3.89 x
       Nonaccrual and restructured loans & leases                     3.47                   4.05                3.97                4.07                3.96

                                                                                 As of / for the Twelve Months Ended             Increase (Decrease)
                                                                                     12/31/00             12/31/99                $                 %

    Allowance For Loan & Lease Losses
      Beginning balance                                                                 $ 477,296           $ 442,341            $ 34,955                 7.9%
      Allowance for acquired loans                                                         12,934              10,697               2,237                20.9
      Provision for loan & lease losses                                                   127,431             114,433              12,998                11.4
       Charge-offs                                                                       (130,112)           (122,478)             (7,634)               (6.2)
       Recoveries                                                                          34,411              32,303               2,108                 6.5
      Net charge-offs                                                                     (95,701)            (90,175)             (5,526)               (6.1)
       Ending balance                                                                   $ 521,960           $ 477,296            $ 44,664                 9.4%

    Asset Quality Ratios
      Net charge-offs as a percentage of
       average loans & leases                                                                 .25%               .27%
      Ratio of allowance for loan & lease losses to
       net charge-offs                                                                       5.45 x              5.29 x

                                                                                                            For the Quarter Ended
                                                               12/31/00              9/30/00               6/30/00             3/31/00             12/31/99
ANNUALIZED INTEREST YIELDS / RATES (1)

    Interest income:
    Securities & other                                                7.37%                 7.25%              6.73%              6.65%              6.62%
    Loans & leases                                                    9.54                   9.44                9.31                9.06                8.93

      Total earning assets                                            8.97                   8.86                8.62                8.40                8.28

    Interest expense:
    Interest-bearing deposits                                         5.06                   4.97                4.65                4.40                4.23
    Short-term borrowed funds                                         6.34                   6.31                5.98                5.49                5.12
    Long-term debt                                                    6.17                   6.17                6.05                5.74                5.63

      Total interest-bearing liabilities                              5.44                   5.36                5.07                4.77                4.59

    Net yield on earning assets                                       4.17%                 4.16%              4.20%              4.24%              4.27%

NOTES:     All items referring to loans and leases include loans held for sale and are net of unearned income.
           (1) Fully taxable equivalent yields.  Securities yields calculated based on amortized cost.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  BB&T CORPORATION
                                                                                  (Registrant)

                                                                                  By: /S/ SHERRY A. KELLETT

                                                                                  Sherry A. Kellett
                                                                                  Senior Executive Vice President and Controller
                                                                                  (Principal Accounting Officer)

Date: January 12, 2001